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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

     PRELIMINARY PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                            THE WESTWOOD GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)


                                       N/A
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                    [LETTERHEAD OF THE WESTWOOD GROUP, INC.]



                                September 9, 2004


Dear Stockholder,

     You previously received proxy materials concerning The Westwood Group, Inc.'s Special Meeting of Stockholders to be held on Monday, September 20, 2004 to consider and vote upon a proposed 500 for 1 reverse share split of both our Common Stock and our Class B Common Stock, which, if approved by the requisite number of shareholders, will have the effect of enabling the Westwood Group to change its status from a public company to a private company. Your Board of Directors unanimously recommends that you vote in favor of this proposal.

     Your vote is important, no matter how many or how few shares you may own. If you have not already done so and/or are not planning on attending the meeting, please vote today by signing and returning the proxy card that you received as part of the previously sent proxy materials in accordance with the instructions described in such materials.

     If you have any questions or need assistance to vote, please contact the undersigned at 781-284-2600 during normal business hours.

     Thank you for your attention to this matter.



                                         Very truly yours,

                                         /s/ Richard P. Dalton
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                                         Richard P. Dalton
                                         President and Chief Executive Officer